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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



        Date of Report (Date of Earliest Event Reported): June 10, 1997
                                                          -------------



                      Illinois Superconductor Corporation
             ------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)




          Delaware                     0-22302                36-3688459
----------------------------      ----------------        ------------------
(State or Other Jurisdiction        (Commission            (IRS Employer
      of incorporation)             File Number)          Identification No.



       451 Kingston Court, Mount Prospect, Illinois                60056
       --------------------------------------------                -----
         (Address of Principal Executive Offices)                (Zip Code)


       Registrant's telephone number, including area code (847) 391-9400
                                                          --------------

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ITEM 5.    OTHER EVENTS.

On June 10, 1997, the Registrant issued the press release attached as Exhibit
99.1 announcing a $15 million financing facility. The information contained in this press release is incorporated herein by reference.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

    (c)    Exhibits.

           99.1    Press Release of Registrant dated June 10, 1997















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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             Illinois Superconductor Corporation



Dated: June 12, 1997                 By:  /s/ ORA E. SMITH
                                          ----------------------------
                                          Ora E. Smith
                                          President and Chief Executive Officer













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                                 Exhibit Index



  Exhibit #                       Item
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    99.1               Press Release